                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                             PIERCING PAGODA, INC.
                       PURSUANT TO THE OFFER TO PURCHASE,
                             DATED AUGUST 22, 2000

                                       OF

                            JEWELRY EXPANSION CORP.
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                ZALE CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, SEPTEMBER 19, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary For The Offer Is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                      By Mail, Hand or Overnight Delivery:

                           40 Wall Street, 46th Floor
                            New York, New York 10005

                            Facsimile Transmissions:

                        (For Eligible Institutions Only)
                                 (718) 234-5001

                          Confirm Receipt Of Facsimile
                                  By Telephone
                                 (718) 921-8200

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                           ABOVE WILL NOT CONSTITUTE
A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW
                                  AND COMPLETE
                    THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders either if Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares are to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase (as defined below) dated August 22, 2000.

     Stockholders whose certificates representing Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

Name of Tendering Institution:
Account Number:
Transaction Code Number:

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
Account Number:
Transaction Code Number:

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                       SHARE CERTIFICATE(S) TENDERED
            APPEAR(S) ON SHARE CERTIFICATE(S))                        (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER
                                                                                    OF SHARES            NUMBER
                                                               CERTIFICATE       REPRESENTED BY         OF SHARES
                                                               NUMBER(S)*         CERTIFICATES*        TENDERED**
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Jewelry Expansion Corp., a Delaware corporation ("Purchaser"), and an indirect wholly owned subsidiary of Zale Corporation, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Piercing Pagoda, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares at a purchase price of $21.50 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 22, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part, to one or more of its affiliates, the right to purchase all or any portion of Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable payable or distributable in respect of such Shares on or after the date hereof (a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints designees of Purchaser as the agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such agent, attorney-in-fact and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or otherwise. This appointment shall be effective when, and only to the extent that, Purchaser accepts such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. THE UNDERSIGNED ACKNOWLEDGES THAT NO INTEREST WILL BE PAID ON THE OFFER PRICE FOR TENDERED SHARES REGARDLESS OF ANY EXTENSION OF THE OFFER OR ANY DELAY IN MAKING SUCH PAYMENT.

     Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates evidencing any Shares not tendered or not accepted for payment, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and return any Share Certificates evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price and/or return any Share Certificates evidencing any Shares not tendered or not accepted for payment in the name(s) of, and mail said check and Share Certificates to, the person(s) so indicated. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Share Certificates not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

   Issue
   [ ]  Check to:
   [ ]  Share Certificate(s) to:

   Name(s)
   -------------------------------------------------
                                      (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Telephone Number
   --------------------------------------

   Tax ID Number:
   -----------------------------------------

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

   [ ] Credit Shares delivered by book-entry transfer and not accepted for payment to the account set forth below:

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Share Certificates not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under the undersigned's signature.

   Mail
   [ ]  Check to:
   [ ]  Share Certificate(s) to:

   Name(s)
   -------------------------------------------------
                                      (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Telephone Number
   --------------------------------------

   Tax ID Number:
   -----------------------------------------

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

          ------------------------------------------------------------

                            STOCKHOLDER(S) SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated:
--------------------------- , 2000

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing, or by any person(s) authorized to become the registered holder(s) of such Share Certificate(s) and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

Name(s):------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                ----------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                           -----------------------------------------------------

Tax ID or Social Security Number:
                           -----------------------------------------------------
                        (SEE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
       FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature:
                ----------------------------------------------------------------

Name of Firm:
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (full title):
                ----------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                           -----------------------------------------------------

Date:
--------------------------- , 2000

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Signature Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Share Certificates are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date (as defined in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days of the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS. (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BANK-ENTRY TRANSFER) If fewer than all the Shares evidenced by a Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificates evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s) of such Shares, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares tendered hereby is to be issued, or any Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility.

     8. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Shares. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b) (i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I of the Substitute Form W-9 and the Depositary is not provided with a TIN within sixty (60) days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

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

                           PAYER'S NAME: [DEPOSITARY]

    SUBSTITUTE FORM W-9          PART 1--PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND         TIN: ----------------------
    Department of the            CERTIFY BY SIGNING AND DATING BELOW                             ----------------------------
    Treasury Internal Reve-      ---------------------------------------------------------         Social Security Number or
    nue Service                  Name                                                            ----------------------------
                                 ---------------------------------------------------------          Employer Identification
                                 Address                                                                    Number
                                 ---------------------------------------------------------
                                 City, State & Zip Code
                                 ---------------------------------------------------------------------------------------------
    PAYOR'S REQUEST FOR
    TAXPAYER IDENTIFICATION      PART 2 Awaiting TIN [ ]
    NUMBER (TIN) AND
    CERTIFICATION
                                 ---------------------------------------------------------------------------------------------
                                 PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS")
                                 that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

                                 SIGNATURE
                                          ----------------------------------------------------------------------------
                                 DATE
                                     ---------------------------------------------------------------------------------
                                 You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a correct taxpayer identification number to the Depositary within 30 days, 31% of all reportable payments made to me thereafter shall be withheld.

Signature                                        Date:
         -----------------------------------          -----------------, -------

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager as set forth below. Additional copies of the Offer to Purchase and the related Letter of Transmittal, and other Offer materials may be obtained from the Information Agent, and copies will be furnished promptly at Purchaser's expense. No fees or commissions will be paid to brokers, dealers or other persons (other than the Dealer Manager and the Information Agent) for soliciting tenders of Shares pursuant to the Offer.

                    The Information Agent for the Offer is:

                           [MORROW & CO., INC. LOGO]
                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                          Call Collect (212) 754-8000
                    Banks and Brokerage Firms, Please Call:
                                 (800) 662-5200

                   Shareholders, Please Call: (800) 566-9061

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.

                          Four World Financial Center
                            New York, New York 10080
                         (212) 236-3790 (Call Collect)

                                       12